UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2023

Woodbridge Liquidation Trust
(Exact name of registrant as specified in its charter)

Delaware	No. 000-56115	36-7730868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 N. Brand Blvd., Suite M Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

(310) 765-1550
  (Registrant’s telephone number, including area code)

  N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On March 27, 2023, the registrant, as sole member of its subsidiary Woodbridge Wind-Down Entity LLC (the “Wind-Down Entity”), entered into a Second Amendment to Limited Liability Company Agreement of the Wind-Down Entity (the “LLC Agreement Amendment”).  Pursuant to the LLC Agreement Amendment, the members of the Board of Managers of the Wind-Down Entity agreed to voluntarily reduce their monthly compensation from $15,000 per month per manager for each calendar month of service to $10,000 per month per manager for each calendar month of service from and after April 1, 2023.

The Wind-Down Entity will continue to reimburse each manager for all actual, reasonable, and documented out-of-pocket costs and expenses.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As discussed in Item 1.01, pursuant to the terms of the LLC Agreement Amendment, the members of the Board of Managers of the Wind-Down Entity agreed to voluntarily reduce their monthly compensation from $15,000 per month per manager to $10,000 per month per manager from and after April 1, 2023.

Item 8.01 – Other Events

On March 23, 2023, the registrant, through a wholly‐owned subsidiary (collectively with the registrant, the “Company”), entered into an agreement to sell its real property asset located in Los Angeles, California, to a private entity.

The property is the last single‐family home remaining in the Company’s asset portfolio. The closing of the sale is subject to a number of contingencies, including the satisfactory completion of the purchaser’s due diligence. No assurance can be given that all such contingencies will be satisfied or that the closing of the sale will occur.

Neither the Company nor any of its affiliates has any material relationship with the purchaser other than in respect of the transaction.

Item 9.01

(d)	Exhibits

10.1	Second Amendment to Limited Liability Company Agreement of Woodbridge Wind-Down Entity LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 29, 2023	Woodbridge Liquidation Trust

By:	/s/ Michael Goldberg
Michael Goldberg,
Liquidation Trustee

The foregoing description of the LLC Agreement Amendment is not intended to be a complete summary of such agreement, and such description is qualified in its entirety by reference to the LLC Agreement Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Certain statements included in this Current Report on Form 8-K are forward-looking statements.  Those statements include, without limitation, financial guidance, and projections and statements with respect to expectation of future financial condition, plans, targets, and goals.  Such forward-looking statements also include statements that are preceded by, followed by, or that include the words “believes”, “estimates”, “plans”, “expects”, “intends”, “is anticipated”, “will continue”, “project”, “may”, “could”, “would”, “should” and similar expressions, and all other statements that are not historical facts.  All such forward-looking statements are based on the Wind Down Entity’s current expectations and involve risks and uncertainties which may cause actual results to differ materially from those set forth in such statements.  These risks and uncertainties are beyond the ability of the Wind Down Entity to control, and in many cases, the Wind Down Entity cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements.